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                                                                   Exhibit 10.23

                               SECURITY AGREEMENT
                 (Accounts, Inventory and General Intangibles)

          THIS AGREEMENT is executed on September 17,1997, by AVIONICS SPECIALTIES, INC., a Virginia Corporation, as debtor (the "Borrower") in favor of First Commercial Bank, as secured party (the "Lender").

                                 R E C I T A L S

          Borrower and Lender have agreed that Borrower shall grant a security interest and other rights in and to the Collateral (as hereinafter defined) to the Lender in order to secure the Liabilities described herein.

          For good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged. Borrower and Lender agree as follows:

I. DEFINITIONS

          As used in this Agreement the following terms shall have the respective meanings assigned to them as follows: (a) Accounts shall mean all Accounts Receivable, Contract Rights, Chattel Paper, Instruments and Documents. "Chattel Paper", "Instruments" and "Documents" shall have the meaning attributed to those terms under the Alabama Uniform Commercial Code, (b) "Account Receivable" shall mean a right to payment for goods sold or leased or for services rendered by the Borrower, whether or not evidenced by an Instrument or Chattel Paper, and shall include a right to payment which has been earned under a Contract Right, (c) "Contract Right" shall mean any right to payment under a contract not yet earned by performance, whether or not evidenced by an Instrument of Chattel Paper, (d) "General Intangibles" shall mean all general intangibles as defined in the Alabama Uniform Commercial Code and all causes of action and other intangible personal property of the Borrower of every kind and nature (other than Accounts) including, without limitation, corporate or other business records, inventions, designs, patents, patent applications, trademarks, trade names, trade secrets, good will, copyrights, registrations, licenses, franchises, tax refund claims and any security now or hereafter held by or granted to the Borrower to secure payment of any of the Accounts, (e) "Inventory" shall mean goods, merchandise and other personal property now or hereafter held by the Borrower for sale or lease or furnished or to be furnished under contracts of service or otherwise, raw materials, parts, finished goods, work-in-process and supplies and materials used or consumed, or to be used or consumed, in the Borrower's present or any future business, and all such property the sale, lease or other disposition of which has given rise to Accounts and which has been returned to or repossessed or stopped in transit by Borrower, (f) "Liability" or "Liabilities" shall include all indebtedness, obligations (including obligations of performance) and liabilities of the Borrower to the Lender of every kind and description whatsoever, direct or indirect, absolute or contingent, due or to become due, now existing or hereafter incurred, contracted or arising, or acquired by the Lender from any source, joint or several, liquidated or unliquidated, regardless of how they arise or by what agreement or instrument they may be evidenced or whether they are evidenced by any agreement or instrument, and whether incurred as maker, endorser, surety, guarantor or otherwise, including without limitation obligations incurred in connection with the issuance of a letter of credit, and any and all extensions and renewals of any of the same, (g) "Purchaser" shall include any buyer or lessee of Inventory from the Borrower, any customer for whom services have been rendered or materials furnished by the Borrower and any other person or organization that is now or may become obligated to the Borrower on an Account.

II. SECURITY AGREEMENT

          SECTION 2.01 Granting Clause. To secure all the Liabilities and the compliance by the Borrower with the Borrower's obligations under this agreement, the Borrower hereby grants to the Lender security title to and continuing security interest in, and assigns, transfers, conveys, pledges and sets over to the Lender all of the Borrower's right, title and interest in and to the following (hereinafter collectively called the "Collateral"): (1) all

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of the Accounts, Inventory and General Intangibles of the Borrower, now existing and acquired, created or arising from time to time hereafter, whether in transit or in the constructive, actual or exclusive possession of the Borrower or the Lender or held by the Borrower or others for the Lender's account and wherever the same may be located, including, without limiting the generality of the foregoing, all Inventory which may be located on the premises of the Borrower or upon the premises of any carriers, forwarding agents, warehousemen, vendors, selling agents, processors or their third parties; (2) all goods represented by Accounts, Inventory and General Intangibles; (3) all such goods that may be reclaimed or repossessed from or returned by Purchasers; (4) all of the Borrower's rights as an unpaid vendor or lienor, including stoppage in transit, replevin, detinue and reclamation; (5) any other property of the Borrower now or hereafter held by the Lender or by others for the Lender's account; (6) all proceeds and products of, and additions and accessions to, any of the items, described in (1) through (5) of this Section 2.01; and (7) all books, documents and records related to any of the items described in (1) through (6) of this
Section 2.01. No submission by the Borrower to the Lender of a schedule or other particular identification of Collateral shall be necessary to vest in the Lender security title to and a security interest in each and every item of Collateral of the Borrower now existing or hereafter created and acquired, but rather such title and security interest shall vest in the Lender immediately upon the creation or acquisition of any item of Collateral hereafter created or acquired, without the necessity for any other or further action by the Borrower or the Lender.

          SECTION 2.02 Collection of Account; Segregation of Proceeds, etc. The Borrower covenants and agrees that until occurrence of an Event of Default hereunder, or until such earlier time as the Lender shall exercise any of its rights to the contrary under this Section 2.02 or Section 2.03 hereof, the Borrower will, at the Borrower's sole expense, collect from the Purchaser on each Account all amounts due thereof as and when the same shall become due, and in the event of any default by any Purchaser justifying such action, the Borrower shall have the authority, at the Borrower's sole expense, to repossess any merchandise covered by any such Account in accordance with the terms thereof and any applicable law and to take such other action with respect to any such Account or the merchandise covered thereby as the Borrower, in the absence of instructions from the Lender, may deem advisable. Upon demand by the Lender, all checks and other forms of remittance received by the Borrower as proceeds of Collateral shall be (a) held in trust for the Lender separate and apart from and not commingled with any property of the Borrower, (b) kept capable of identification as the property of the Lender, and (c) delivered not less often than daily (or at such other intervals as may be mutually agreed upon in writing) to the Lender in the identical form received, with appropriate endorsements, and accompanied by a report prepared by the Borrower in such form as the Lender shall require. Promptly upon the Lender's demand, the Borrower shall do any or all of the following: (a) give written notice of the Lender's security interest in the Accounts to the Purchasers in such form and at such times as the Lender may require; (b) open and maintain at the Borrower's expense a lock box with the Lender for the receipt of all remittances with respect to Collateral and execute an agreement with the Lender in form and substance satisfactory to the Lender governing such lock box, and/or (c) notice the Purchasers to make payments on the Accounts directly to the Lender or to said lock box. All such items received by the Lender shall be, at the option of the Lender, credited to the Liabilities in such order and in such proportions as the Lender may deem advisable or deposited and held until finally collected in a collateral reserve account established with the Lender. Funds in the collateral reserve account shall not be subject to withdrawal by the Borrower, but at all times shall be subject to the control of the Lender, and may be applied against the Liabilities from time to time at the sole discretion of the Lender.

          SECTION 2.03 Attorney-In-Fact. The Borrower hereby constitutes and appoints the Lender, or any other person whom the Lender may designate, as the Borrower's attorney-in-fact, at the Borrower's sole cost and expense, to exercise (1) at any time (without notice to Borrower and irrespective of whether any Event of Default shall have occurred hereunder) all or any of the following powers, and (2) at any time after the occurrence of an Event of Default hereunder, all of the powers set forth in Section 5.03, all of which powers; being coupled with an interest, shall be irrevocable until the Lender's security interest shall have been terminated in writing as set forth in Section 6.07 of this Agreement: (a) to receive, take, endorse, assign and deliver in the Lender's name or in the name of the Borrower any and all checks, notes, drafts and other instruments relating to Accounts; (b) to receive, open and dispose of all mail addressed to the Borrower and to notify postal authorities to change the address for the delivery thereof to such address as the Lender may

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designate; (c)to transmit to Purchasers notice of the Lender's interest in the
Accounts and to demand and receive from such Purchasers at any time, in the name of the Lender or of the Borrower or of the designee of the Lender, information concerning the Accounts and the amounts owing thereon; (d) to notify Purchasers to make payments on the Accounts directly to the Lender or to a lock box designated by Lender; and (e) to take or to bring, in the name of the Lender or in the name of the Borrower, all steps, actions, suits or proceedings deemed by the Lender necessary or desirable to effect collection of the Accounts. All acts of such attorney-in-fact or designee taken pursuant to this Section or Section
5.03 are hereby ratified and approved by the Borrower, and said attorney shall be not liable for any acts or omissions nor for any error of judgment or mistake in fact or law.

          SECTION 2.04 Collection Methods. It is distinctly understood and agreed that no court action or other legal proceedings for garnishment, attachment, repossession of property, detinue or any attempt to repossess any merchandise covered by any Account otherwise than through legal proceedings, shall be done or attempted to be done by the Borrower except by or under the direction of competent legal counsel. The Borrower agrees to indemnify and holder the Lender harmless from any loss or liability of any kind or character which may be asserted or sought to be asserted against the Lender by virtue of any suit filed, process issued or any repossession or attempted repossession done or attempted by the Borrower or at Borrower's direction or any endeavors which the Borrower may take to collect or enforce any Accounts or repossess any goods covered by any Account.

          SECTION 2.05 Borrower's General Covenants and Agreement Pertaining to the Collateral. The Borrower covenants and agrees that: (a) The Borrower has good, indefeasible and merchantable title to the Collateral, free and clear of all liens, claims, security interest and encumbrances; and until all of the Liabilities are paid in full or otherwise discharged, the Borrower will not assign, transfer, pledge or grant to others a security interest in any Collateral (except that Inventory may be sold, leased or otherwise disposed of on normal terms and at normal prices in the ordinary course of the Borrower's business), nor permit any lien, encumbrance or security interest (except that of the Lender) to attach to any Collateral, or any levy to be made thereon or financing statement (except that of the Lender) to be on file in any public office with respect to any Collateral. (b) The Borrower will hold in the Borrower's principal place of business, or other location approved by the Lender, and make available to the Lender as requested, all of the Borrower's records containing any entries as to Collateral. Upon request of Lender such records shall be segregated and marked by the Borrower with the Lender's name in a manner satisfactory to the Lender. (c) the addresses of the Borrower's principal place of business (or chief executive office if more than one), the office where the Borrower keeps and will keep the Borrower's records concerning all of the Borrower's Accounts and the place or places at which all of the Borrower's inventory is and will be located are correctly set forth below Borrower's signature at the end of this Agreement; and the Borrower shall immediately advise the Lender in writing of any change of said addresses. The Borrower is the owner of all of the real estate on which said addresses are located; or, if not, the Borrower shall promptly obtain from each owner of said real estate a written waiver (in form and substance acceptable to the Lender) or any landlord's or other lien that said owner might have with respect to any of the Collateral; (d) the Borrower shall keep the Inventory insured for the benefit of the Lender (to whom loss shall be payable and to whom 30 days notice of termination of the policy shall be given ) in such amounts, which such companies and against such risks as may be satisfactory to the Lender, pay the cost of all such insurance, and deliver certificates evidencing such insurance to the Lender. The Borrower hereby assigns to the Lender all rights to receive the proceeds and returned premiums of such insurance; (e) The Borrower shall pay when due all taxes, assessments and other charges lawfully levied or assessed upon the Collateral. If such taxes or other assessments shall not be paid when due, or if any lien shall be claimed which in the opinion of the Lender might possibly have priority over the Lender's rights in Collateral, the Lender may (but shall not be required to), without notice to the Borrower, pay such taxes, assessments, charges or claims, and the amounts thereof shall be added to the Liabilities hereby secured and shall bear interest at a rate of interest equal to the highest rate of interest which any of the Liabilities then bear; (f) The Borrower shall diligently perform all of the Borrower's obligations under each and every contract or purchase order in connection with which Accounts are created or exist strictly in accordance with the terms thereof and will not commit or permit any breach on the Borrower's part in connection with any such contract or purchase order; (g) Promptly after the Borrower's

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learning thereof, the Borrower shall inform Lender in writing of any material adverse change in any of the Borrower's representations and warranties under this Agreement.

          SECTION 2.06 Account Representations and Warranties. The Borrower makes the following warranties and representations to the Lender to each and every Account, whether now existing or acquired, created or arising from time to time hereafter, unless otherwise disclosed in writing by the Borrower to the
Lender: (a) the Account is an original, genuine, bona fide and legally binding obligation, enforceable in accordance with its terms; (b) the Account is not subject to any claim of reduction, counterclaim, set-off, recoupment, or any claim for credits, allowances or adjustments by the Purchaser because of returned, inferior or damaged goods or unsatisfactory services, or for any other reason and the same has not been disputed or dishonored by the Purchaser; (c) the aggregate amount shown as the balance due on the Account of the Borrower's books and in any Schedule of Accounts (as hereinafter defined), invoices, or other documents delivered to the Lender with respect to the Account is validly and legally owing under the Account and is not contingent for any reason, and, to the best of the Borrower's knowledge, there are no facts, events or occurrences which in any way impair the validity or collectibility thereof; (d) all statements made in any Schedule of Accounts or other documents executed or delivered to the Lender in connection with the Account are true and correct, and all laws and regulations applicable to the transaction giving rise to the Account have been fully complied with; (e) the Account does not arise out of a contract with, or order from, a Purchaser that by its terms forbids the assignment of that Account to the Lender or makes such assignment void or unenforceable; (f) the Account arose in the ordinary course of the Borrower's business from a bona fide outright sale of goods, or from the performance of services, by the Borrower under an enforceable contract, and if representing a sale, the goods have been shipped or delivered (or the contract has otherwise been consummated) in accordance with the contract of sale, and if representing services, the services have been performed for the Purchaser in accordance with the contract for service; (g) any merchandise sold or services rendered giving rise to the Account are as represented to the Purchaser thereof, and no warranties have been made with respect to any merchandise or services covered by the Account except such as appear on the face of any written document executed and delivered in connection with said Account; (h) no notice has been received with respect to any Purchaser of anything which reflects adversely on the general creditworthiness and financial condition of the Purchaser; (i) the Account is not evidenced by a judgment and is not secured by an instrument, Document or Chattel Paper unless the original thereof (or each of them if more than one) has been endorsed and/or assigned and delivered to the Lender to the Lender's reasonable satisfaction.

          SECTION 2.07 Inventory Representations and Warranties. The Borrower makes the following warranties and representations to the Lender as to each and every item of Inventory, whether now existing or hereafter created or acquired, unless otherwise disclosed in writing by the Borrower to the Lender: (a) all statements or representations made by the Borrower in any Schedule of Inventory (as hereinafter defined) or other documents furnished to the Lender by the Borrower with respect to such Inventory are true and correct; (b) all Inventory is located on the premises referred to in Section 2.05 (c) of this Agreement or is Inventory in which is in transit and is so identified on the relevant Schedule of Inventory; and (c) no Inventory is now, nor at any time hereafter shall be, stored with a bailee, warehouseman or similar party without the Lender's prior written consent.

          SECTION 2.08 Records, Schedules and Assignment of Accounts. The Borrower shall keep accurate and complete records of the Borrower's Accounts and shall promptly deliver to the Lender on demand (a) a detailed aged trial balance, in form and substance acceptable to the Lender of all then-existing Accounts ("Schedule of Accounts"), (b) the original copy of all Documents evidencing or relating to the Accounts so scheduled, (c) such other information relating to the then-existing Accounts as the Lender shall reasonably request, and (d) formal written assignments or schedules specifically describing the Accounts and confirming the Lender's security interest therein.

          SECTION 2.09 Records and Schedules of Inventory. The Borrower shall keep accurate and complete records of the Inventory, and shall promptly furnish to the Lender on demand (a) a current Schedule of Inventory ("Schedule of Inventory"), in form and substance satisfactory to the Lender, based upon such

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inventory accounting practices as are satisfactory to the Lender, and (b) the original copy of all Documents related to such Inventory.

III. GENERAL COVENANTS

          SECTION 3.01 Visitation. The Borrower shall permit representatives of the Lender from time to time to visit and inspect the Collateral, all records related thereto, the premises upon which any of the Collateral is located, any of the other offices and properties of the Borrower to examine the assets and books of account of the Borrower, to discuss the affairs, finances and accounts of the Borrower and be advised as to the same by the officers thereof, if a corporation, or if not by other responsible persons and to verify the amount, quantity, value and condition of, or any other matter relating to the Collateral, all at such reasonable times and intervals as the Lender may desire.

          SECTION 3.02 Further Assurances. At the Borrower's cost and expense, upon request of the Lender, the Borrower shall duly execute and deliver, or cause to be duly executed and delivered to the Lender such further instruments and do and cause to be done such further acts as may be reasonable necessary or proper in the opinion of the Lender or its counsel to carry out more effectively the provisions and purposes of this Agreement.

IV. EVENTS OF DEFAULT

          As used in this Agreement, the term "Event of Default" shall mean the occurrence or happening of any one or more of the following events, circumstances or conditions: (a) violation of, or default in the observance or performance of any term, agreement, covenant, condition or stipulation contained or referred to in this Agreement or in any document executed in connection with this Agreement or in any note, endorsement, guaranty or other document evidencing or securing any of the Liabilities, or (b) default in the due payment of the principal and interest on any of the Liabilities, or any part thereof, as and when due and payable, or (c) any warranty, representation, financial statement, report, schedule, certificate, statement or other document heretofore, now or hereafter made or furnished to the Lender by or on behalf of the Borrower shall prove to be false or misleading in any material respect; or
(d) the occurrence of any event which will or could result in the acceleration of the maturity of any indebtedness of the Borrower other than the Liabilities or any such indebtedness shall not be paid when due, or (e) the loss, theft, damage, sale, destruction or encumbrance of any uninsured material portion of the Collateral, or the sale or encumbrance or the issuance of any execution or the making of any levy, seizure or attachment thereof or thereon, or (f) the insolvency, dissolution, liquidation, suspension of business of the Borrower or of any endorser, surety or guarantor of any of the Liabilities (severally an "Obligor"), or of any of the Borrower's or such Obligor's principal officers if a corporation, or (g) the Borrower or any Obligor shall (1) fail or admit in writing the inability of the Borrower or any Obligor to pay the Borrower's or such Obligor's debts generally as they become due (2) make a general assignment for the benefit of the creditors or have an order for relief entered against the Borrower or any Obligor in any proceeding under the Federal bankruptcy code, or
(3) file a voluntary petition in bankruptcy, or a petition or an answer seeking reorganization or an arrangement with creditors or take advantage of any bankruptcy, reorganization, insolvency, readjustment of debt, dissolution or liquidation, law or statute, or an answer admitting the material allegations of a petition filed against the Borrower or such Obligor in any proceeding under any such law, or if corporate or partnership action should be taken by Borrower or any Obligor for the purpose of effecting any of the foregoing; or (h) the appointment of a receiver, trustee, liquidator or custodian of the Borrower or any Obligor or of any of their respective properties or assets; or (I) the filing of a petition without the application, approval or consent of the Borrower or any Obligor in any court of competent jurisdiction, seeking the bankruptcy or reorganization of Borrower or of any Obligor or of all or a substantial part of their respective properties or assets, or seeking an arrangement with the creditors of either of them, and such petition shall not be dismissed within 30 days after the filing thereof; or (j) the issuance of a writ of execution, attachment or garnishment against the Borrower or any Obligor, or
(k) final judgment or judgments for the payment of money in excess of any aggregate of $5,000.00 shall be rendered against the Borrower or any Obligor and the same

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shall remain undischarged for a period of 30 days during which execution shall not be effectively stayed; or (I) any guarantor shall terminate the obligations of such guarantor under any guaranty agreement pertaining to any Liabilities; or
(m) the Lender shall deem itself insecure for any reason whatsoever.

V. FINANCIAL STATEMENTS AND FINANCIAL COVENANTS

          SECTION 5.01 Annual Financial Statements. Beginning with fiscal year ending December 31, 1997, and each fiscal year thereafter, Borrower will furnish to the Lender audited financial statements and 10-K reports of the Borrower as of the end of such fiscal year, and statements of income and expenses, and retained earnings. Such reports shall be furnished to Lender as soon as available and in any event within one hundred twenty (120) days after the end of each fiscal year, all in reasonable detail and stating in comparative form the respective figures for the corresponding date and period in the prior fiscal year and all prepared in accordance with Generally Accepted Accounting Principals (hereinafter referred to "GAAP") consistently applied.

          SECTION 5.02 Quarterly Financial Statements. As soon as available and in any event within sixty (60) days after the end of the first three quarters of each fiscal year of the Borrower, financial statements and 10Q reports of the Borrower as of the end of such quarter, statements of income and expenses, and retained earnings, for the period commencing at the end of the previous fiscal year and ending with the end of such quarter, and statements of changes in financial position of the Borrower for the portion of the fiscal year ended with the last day of such quarter, all in reasonable detail and stating in comparative form the respective figures for the corresponding date and period in the previous fiscal year, all prepared in accordance with GAAP consistently applied and certified by the chief financial officer of the Borrower (subject to year end adjustments). Borrower shall submit an accounts receivable aging report to Lender on a quarterly basis which shall be submitted to Lender no later than sixty (60) days following the last day of each fiscal quarter.

          SECTION 5.03 Accountant's Report. Borrower shall deliver to Lender simultaneously with the delivery of the annual financial statements referred to in (i) above, a certificate from the independent public accountant who audited such statements to the effect that, in making the examination necessary for the audit of such statements, they have obtained no knowledge of any condition or event which constitutes a Default or an Event of Default, or if such accountants shall have obtained knowledge of any such condition or event, specifying in such certificate each such condition or event of which they have knowledge and the nature and status thereof.

          SECTION 5.04 Notice of Litigation. Borrower shall deliver promptly to Lender after the commencement thereof, notice of all actions, suits, and proceedings before any court or governmental department, commission, board, bureau, agency, instrumentality, domestic or foreign, affecting Borrower, which, if determined adversely to the Borrower, could have a material adverse effect on the financial condition, properties, or operations of Borrower.

          SECTION 5.05 General Information. Borrower shall deliver such other information respecting the conditions or operations, financial or otherwise, of the Borrower s the Lender may from time to time reasonably request.

          SECTION 5.06 Financial Covenants. So long as the Note(s) shall remain unpaid or the Lender shall have any commitment to Borrower, the Borrower shall maintain the following financial covenants, to be tested quarterly, in accordance with GAAP consistently applied:

          (i) Debt to Tangible Net Worth not to exceed 1.0:1: The ratio shall be defined as Total Liabilities divided by Tangible Net Worth.

          (ii) Current Ratio of not less than 2.0:1: The ratio shall be defined as Current Assets divided by Current Liabilities.

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          (iii) Debt Coverage Ratio of not less than 1.25:1: The ratio shall be defined as Net Income after taxes, and exclusive of extraordinary gains and income plus depreciation and amortization expense divided by current maturities of long term debt.

VI. REMEDIES

          SECTION 6.01 Acceleration of Liabilities. Upon the occurrence of an Event of Default, the Lender shall have the right without further notice to the Borrower to declare the entire unpaid balance of the Liabilities with accrued interest thereof, immediately due and payable.

          SECTION 6.02 Secured Party's Rights After Default. Upon the occurrence of an Event of Default under this Agreement, the Lender shall have, in addition to any other rights under this Agreement or under applicable law, the right without notice to the Borrower (or which notice to the Borrower if notice is required and cannot be waived under applicable law) to take any or all of the following actions at the same or different times: (a) to collect all Accounts in the Lender's or the Borrower's name and take control of any case or non-cash proceeds of Collateral; (b) to enforce payment of any Accounts, to prosecute any action or proceeding with respect to Accounts, to extend the time of payment of any and all Accounts, to make allowance and adjustments with respect thereto and to issue credits in the name of the Lender or the Borrower; (c) to settle, compromise, extend, renew, release, terminate or discharge, in whole or in part, any Account or deal with the same as Lender may deem advisable; (d) to require the Borrower to open all mail only in the presence of a representative of the Lender, who may take therefrom any remittance on Collateral; (e) to enter upon the premises of Borrower or any other place or places where the Collateral is located and kept, and through self-help and without judicial process, without first obtaining a final judgment or giving the Borrower notice and opportunity for a hearing on the validity of the Lender's claim, without any pre-seizure hearing as a condition to repossession through court action and without any obligation to pay rent to the Borrower, to remove the Collateral therefrom to the premises of the Lender or any agent of the Lender, for such time as the Lender may desire, in order to effectively collect or liquidate the Collateral;
(f) to require the Borrower, upon demand of the Lender, to assemble the Inventory and any other property included in the Collateral and make it available to the Lender at places which the Lender shall select, whether at the Borrower's premises or elsewhere and to make available to the Lender all of the Borrower's premises and facilities for the purpose of the Lender's taking possession of removing or putting the Inventory and such other goods in salable form; (g) without notice or advertisement to sell, assign and deliver the Collateral or any other property held by the Lender or the Borrower for the account of the Lender, a public or private sale for cash, upon credit or otherwise, at the sole option and discretion of the Lender and to bid or become purchaser at any such sale; (h) to use, and to permit any purchaser of any of the Collateral from the Lender to use, without charge, the Borrower's labels, General intangibles and advertising matter or any property or similar nature, as it pertains to, or is included in, any of the Collateral, in advertising for sale, preparing for sale and selling any Collateral, and finishing the manufacture, processing, fabrication, packaging and delivery of the Inventory, and the Borrower's rights under all licenses and all franchise agreements shall inure to the Lender's benefit; and (i) to exercise, in addition to, all other rights which it has under this Agreement or other applicable law, all of the rights and remedies of a secured party upon default under the Uniform Commercial Code. The net cash proceeds resulting from the exercise of any of the foregoing rights, after deducting all charges, expenses, costs and attorneys' fees relating thereto, including any and all costs and expenses incurred in securing the possession of Collateral, moving, storing, repairing or finishing the manufacture of Collateral, and preparing the same for sale shall be applied by the Lender to the payment of the Liabilities, whether due or to become due, in such order and in such proportions as the Lender may elect; and the Borrower shall remain liable to the Lender for any deficiency.

          SECTION 6.03 Attorney-in-Fact After Default. At any time after the occurrence of an Event of Default, the Lender or any other person serving as the Borrower's attorney-in-fact under Section 2.03 of this agreement, shall have all or any of the following powers: (a) to exercise all of the Borrower's rights and remedies with respect to the collection of the Accounts; (b) to settle, adjust, compromise, extend, renew, discharge, terminate or release the Accounts in whole or in part; (c) to sell or assign the Accounts upon such terms, for such amounts and at such time or times as the Lender deems advisable; (d) to take control, in any manner, of any item of payment on, or proceeds of, Collateral; (e) to use the information recorded on or contained in any data processing equipment and computer hardware and software relating to the Collateral to which the Borrower has access; (f) to enter into contract or agreements for the processing, fabrication, packaging and delivery of Inventory as said attorney-in-fact, attorney-in-fact designee, or the Lender may from time to time deem appropriate and charge the Borrower's account for any reasonable costs thereby incurred; and
(g) to do all acts and things necessary, in the Lender's sole judgment, to carry out the purposes of this agreement.

VII. SUBMISSION TO JURISDICTION

          The Borrower agrees that any action or proceeding relating to this Agreement may by brought and enforced in the courts of the State of Alabama, 10th Judicial Circuit, or of the United States District Court, Northern District of Alabama, and irrevocably submits to the jurisdiction of each such court and any appellate court from any thereof in any action or proceeding arising out of or relating to this Agreement, and the Borrower irrevocably agrees that all claims in respect of such action or proceeding may be heard and determined in such State court or in such federal court. Nothing herein shall affect the right of the Lender to bring any action or proceeding against the Borrower or its property in the courts of any other jurisdictions. The Borrower irrevocably waives, to the fullest extent permitted by law, any objection which it may have now or hereafter have to the laying of venue of any action or proceeding relating to this Agreement brought in the State of Alabama, 10th Judicial Circuit, or the United States District Court, Northern District of Alabama, and any claim that any such action or proceeding brought in any such court has been brought in an inconvenient forum. The Borrower irrevocably consents to the service of any and all process in any such action or proceeding by the mailing of copies of such process to the Borrower at the address herein specified. The Borrower agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law.

VIII. MISCELLANEOUS

          SECTION 8.01 Notice. Any requests, demands or notices provided in this Agreement to be given by either party hereto to the other shall be conclusively deemed to have been given when the same shall have been deposited in the United States mail, postage prepaid, addressed to the party to whom such request, demand or notice is directed at the following addresses; (a) if to the Borrower, at the address set forth for the Borrower's principal place of business or chief executive office following the Borrower's signature below, and (b) if to the Lender, at Post Office Box 11746, Birmingham, Alabama 35202-1746, Attention: A. Todd Beard, First Vice President. Five days' written notice mailed to the Borrower at the Borrower's address set out below shall constitute reasonable notification to Borrower where notification is required by law.

          SECTION 8.02 Heirs, Successors and Assigns. Whenever in this agreement any party hereto is referred to, such reference shall be deemed to include the heirs, successors and assigns of such party, except that the Borrower may not assign or transfer this agreement without the prior written consent of the Lender; and all covenants, promises and agreements by or on behalf of the Borrower which are contained in this agreement shall bind the Borrower's heirs, successors and assigns and shall inure to the benefit of the successors and assigns of the Lender.

          SECTION 8.03 Costs. The Borrower shall promptly reimburse the Lender for any and all costs and expenses, including but not limited to, the reasonable fees and disbursements of counsel to the Lender, which the Lender may incur in connection with (a) the enforcement of the rights of the Lender in connection with the Liabilities, (b) the protection or perfection of the Lender's rights and interests hereunder, (c) the exercise by or for the Lender of any of the rights or powers herein conferred upon the Lender, and (d) the prosecution or defense of any action or proceeding by or against the Lender or the Borrower, and Obligor, Purchaser or any of them, concerning any matter arising out of, connected with or related to this agreement, or any of the Collateral, or any of the Liabilities.

          SECTION 8.04 Non-Waiver; Modification, etc. Neither any failure nor any delay on the part of the Lender in exercising any right, power or privilege under this agreement shall operate as a wavier thereof, nor shall a single or partial exercise thereof preclude any other or further exercise or the exercise of any other right, power or privilege. No modification, amendment or wavier of any provision of this agreement, and no consent to any departure by the Borrower therefrom, shall be effective unless the same shall be in writing and signed by the Lender, and then such waiver or consent shall be effective only in the specific instance and for the purpose for which given. No notice to or demand on the Borrower in any case shall entitle Borrower to any other or further notice or demand in the same, similar or other circumstances.

          SECTION 8.05 Severability. Any provision of this agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof or thereof or effecting the validity or enforceability of such provision in any other jurisdiction.

          SECTION 8.06 Termination of Security Interest. The Lender's security interest under this agreement in the Collateral will not be terminated until one of the Lender's officers signs a written termination agreement. Even if the Borrower should pay all of the Liabilities owing to the Lender at any one time, the Lender's security interest will continue to secure any sum the Borrower should later owe the Lender until the written termination agreement referred to above has been executed by the Lender.

IN WITNESS WHEREOF, the undersigned has executed this agreement on the day and year first above written.

CAUTION - IT IS IMPORTANT THAT YOU THOROUGHLY READ THIS CONTRACT BEFORE YOU SIGN IT.

                                        BORROWER:

ATTEST:                                 AVIONICS SPECIALTIES, INC.,
                                        a Virginia Corporation


By: /s/ Eric McCracken                  By: /s/ J. Mervyn Nabors
    ---------------------------------       ------------------------------------
    Eric McCracken,                         J. Mervyn Nabors
    Its Chief Financial Officer             [Print or Type Name]

                                            Chairman and Chief Executive Officer
                                            [Title of Officer]


By: /s/ Yvonne Elliott
    ---------------------------------
    Yvonne Elliott, Secretary


WITNESSES:


/s/ Carmelo Russo
    ---------------------------------


/s/
-------------------------------------

                                        LENDER:

ATTEST:                                 FIRST COMMERCIAL BANK, a state bank


By:                                     By: /s/ A. Todd Beard
   ----------------------------------       ------------------------------------
    Its                                     A. Todd Beard
       ------------------------------       [Print or Type Name]

                                            First Vice President
                                            [Title of Officer]

WITNESSES:


/s/ Carmelo Russo
-------------------------------------


/s/
-------------------------------------

STATE OF FLORIDA   )
COUNTY OF Pinellas

          The foregoing instrument was acknowledged before me this 17th day of September, 1997 by J. Mervyn Nabors, Chairman and Chief Executive Officer of AVIONICS SPECIALTIES, INC., a Virginia Corporation, on behalf of the corporation. He is personally known to me or has produced
                                                          ----------------------
as identification.


[SEAL]                                      /s/ Lois K. Abraham
                                            ------------------------------------
                                            [NOTARY PUBLIC]

                                            Lois K. Abraham
                                            [Print or Type Name]

STATE OF FLORIDA   )               [SEAL]   Lois K. Abraham
COUNTY OF Pinellas )                        My Commission CC583286
                                            Expires Sep. 02, 2000

          The foregoing instrument was acknowledged before me this 17th day of September, 1997 by A. Todd Beard, First Vice President of FIRST COMMERCIAL BANK, a state bank, on behalf of the bank. He is personally known to me or has
produced                               as identification.
         ----------------------------


[SEAL]                                      /s/ Lois K. Abraham
                                            ------------------------------------
                                            [NOTARY PUBLIC]

                                            Lois K. Abraham
                                            [Print or Type Name]

                                   [SEAL]   Lois K. Abraham
                                            My Commission CC583286
                                            Expires Sep. 02, 2000

ADDRESSES OF BORROWER:

PRIMARY LOCATION OF BORROWER'S PLACE OF BUSINESS (Central Location of Records) AND LOCATION OF INVENTORY:

3367 Earleysville Road
Earleysville, VA 22936

OTHER LOCATIONS OF BORROWER'S PLACES OF BUSINESS AND LOCATION OF INVENTORY:

1.

2.

THIS INSTRUMENT WAS PREPARED BY:
CLAUDE McCAIN MONCUS
Corley, Moncus & Ward, P.C.
Post Office Box 35259
400 Shades Creek Parkway, Suite 100
Birmingham, AL 35259-0807